EXHIBIT 10.4

PREPARED BY,
RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

SHUTTS & BOWEN
300 South Orange Avenue, Suite 100
Orlando, FL 32801
Attention: Ms. Jennifer Slone Tobin

Space above this line for Recorder’s use

LOAN MODIFICATION AGREEMENT

among

RED MOUNTAIN RESOURCES, INC.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201

and

HYMAN BELZBERG, WILLIAM BELZBERG, CADDO MANAGEMENT, INC. and
RMS ADVISORS, INC.
9665 Wilshire Blvd., Suite M-10
Beverly Hills, CA 90212

Dated: as of December 10, 2012

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LOAN MODIFICATION AGREEMENT

          THIS LOAN MODIFICATION AGREEMENT (the “Agreement”), effective as of December 1, 2012, is entered into by and among HYMAN BELZBERG (“HB”), WILLIAM BELZBERG (“WB”), CADDO MANAGEMENT, INC., a Louisiana corporation (“Caddo”) and RMS ADVISORS, INC., a Delaware corporation (“RMS”, and together with HB, WB and Caddo, collectively, “Lender”), and RED MOUNTAIN RESOURCES, INC., a Florida corporation (“Borrower”), with reference to the following Recitals:

RECITALS

                    A. HB, WB and Caddo previously made a loan to Borrower in the original principal amount of Four Million and No/100 Dollars ($4,000,000.00) (the “Original Loan”), which Original Loan was evidenced by that certain Senior Secured Promissory Note of Red Mountain Resources, Inc., dated November 16, 2011, in the original principal amount of the Original Loan, executed by Borrower (the “Original Note”), which Original Note was secured by, among other things, deeds of trust (the “Deeds of Trust”) on certain mineral leases (collectively, the “Property”), each of which is more fully described in Exhibit A attached hereto and incorporated herein by this reference.

                    B. On November 16, 2012, HB, WB and Caddo, on the one hand, and Borrower, on the other hand, entered into that certain Amendment No. 1 to Senior Secured Promissory Note of Red Mountain Resources, Inc. to extend the maturity date of the Original Note to February 14, 2013.

                    C. Borrower has requested an increase in the amount of the Original Loan to the sum of $6,000,000.00 (the “Loan”).

                    D. Lender has agreed to increase the amount of the Original Loan in accordance with Borrower’s request and accordingly, contemporaneously with execution and delivery of this Agreement, Borrower is executing and delivering to Lender that certain Amended and Restated Senior Secured Promissory Note in the original principal amount of Six Million and No/100 Dollars ($6,000,000.00) (the “Amended and Restated Note”). As used herein, “Loan Documents” shall mean this Agreement, the Original Note, the Amended and Restated Note, the Deeds of Trust and all other documents or instruments executed in connection with, guaranteeing, or securing the Loan. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amended and Restated Note.

                    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

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AGREEMENT

                    1. Incorporation of Recitals. The foregoing recitals are incorporated at this point by reference as though set forth in full and are deemed to be operative provisions of this Agreement.

                    2. Reaffirmation of Obligations. Borrower hereby acknowledges that the Loan and the Loan Documents constitute the valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, and Borrower hereby reaffirms its obligations under the Loan Documents. Lender’s entry into this Agreement, Lender’s negotiations with Borrower with respect to the Loan, Lender’s acceptance of any payment from Borrower (including, without limitation, any payments required to be made by Borrower under this Agreement) or any payments made to Lender prior to the date hereof, or any other action or failure to act on the part of Lender shall not constitute a modification of the Loan or of any of the Loan Documents, except as expressly set forth in this Agreement or the Amended and Restated Note or a waiver of any default under the Loan Documents.

                    3. Agreement to Increase Principal Amount of the Loan. Contemporaneous with execution and delivery of this Agreement and the Amended and Restated Note by Borrower, the principal amount of the Loan is hereby increased to Six Million and No/100 Dollars ($6,000,000.00).

                    4. Issuance of Warrants. Contemporaneous with execution and delivery of this Agreement and the Amended and Restated Note by Borrower, Borrower shall deliver to Lender warrants allowing for the purchase by Lender of Two Hundred Thousand (200,000) shares of common stock in the Company at an exercise price of $1.00 per share on and subject to the terms of that certain Warrant to Purchase Shares of Common Stock of Red Mountain Resources, Inc. (the “Warrants”). All shares of common stock delivered pursuant to the Warrants shall not be registered under the Securities Act of 1933, as amended, and shall bear a restricted stock legend. Lender agrees to deliver to the Borrower contemporaneously with the delivery of any such shares standard private placement representations and warranties acceptable to the Borrower.

                    5. Conditions Precedent. This Agreement shall not become effective and no party shall become obligated hereunder unless and until all of the following conditions shall have been satisfied at Borrower’s sole cost and expense, and in a manner acceptable to Lender, in its sole discretion:

(a) Borrower shall have executed and delivered to Lender this Agreement, the Amended and Restated Note, the Release in the form attached hereto as Addendum A (the “Release”) and the Warrants;

                    (b) Borrower shall have delivered a borrowing resolution to Lender, duly authorizing the transactions contemplated by this Agreement and the execution thereof by the Borrower’s duly authorized representative;

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(c) Borrower shall have executed and delivered to Lender the Amendment to the Deeds of Trust in the form of Exhibit B (the “Amendment”); and

                    (d) Borrower shall execute and deliver or cause to be executed and delivered to Lender, at Borrower’s sole cost and expense, any and all other documents, agreements, resolutions, certificates and opinions as Lender shall reasonably request in connection with the execution and delivery of this Agreement or any documents in connection herewith, or to further evidence, effect, enforce or protect any of the terms hereof or the rights or remedies granted or intended to be granted to Lender herein or therein, each of which shall be in form and content acceptable to Lender.

                    6. Representations and Warranties. Borrower represents and warrants to Lender as follows:

                    (a) All representations and warranties set forth in the Loan Documents are true, correct and complete as of the date hereof and shall remain true, correct and complete until the Loan has been repaid in full.

(b) No Event of Default has occurred or is continuing under any of the Loan Documents.

                    (c) Neither this Agreement nor any other agreement in connection herewith or pursuant to the terms hereof shall be deemed or construed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Lender of any of its rights under the Loan Documents or at law or in equity.

                    (d) This Agreement and the Release are valid, binding and enforceable against Borrower in accordance with their terms and all necessary corporate action has been taken in order to authorize the execution of this Agreement by the undersigned, who is duly authorized to act on the Borrower’s behalf.

                    (e) No attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or actions pursuant to any other debtor relief laws are pending or contemplated against Borrower.

                    (f) As of the date of this Agreement, none of the real property security comprising the Property has been damaged by fire, water, wind or other cause of loss since the date of the last inspection of (or visit to) the Property by Lender or its agents, or any such damage to the Property has been disclosed to Lender in writing and has been fully restored. All required permits, licenses and certificates (if any) for the lawful use and operation of the Property have been obtained and are current and in full force and effect.

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(g) The Deeds of Trust constitute valid, existing and enforceable deeds of trust creating first and second priority liens (as designated therein) against any and all of the Property.

                    (h) This Agreement and the Release have been entered into and the Warrants issued and delivered (and the Shares will be issued) without force or duress, of the free will of Borrower. Borrower’s decision to enter into this Agreement and the Release and to deliver the Warrants and the Shares is a fully informed decision, made after consultation with counsel of Borrower’s choice, who has explained to Borrower, Borrower’s rights and obligations hereunder. Borrower has read and understands this Agreement choice and Borrower is aware of all legal and other ramifications of its decision to execute the same

                    7. Event of Default. In addition to all other matters constituting a default under the terms of the Loan Documents, the breach or default by Borrower of any term, covenant, agreement, condition, provision, representation or warranty contained herein shall also be deemed a default under the Loan Documents.

                    8. Miscellaneous.

                    (a) Filing of Amendment. The Borrower shall file the Amendment in the real property records of each of Andrews County, Texas, Zapata County, Texas, Duval County, Texas, Ector County, Texas and Lea County, New Mexico as soon as practicable after the date hereof.

                    (b) No Impairment. Except as specifically amended by the terms of this Agreement, the Loan Documents shall remain unaffected by this Agreement and shall remain in full force and effect. Nothing in this Agreement shall impair the liens of the Deeds of Trust, which shall remain deeds of trust with power of sale and a first priority or second priority lien encumbering all of the real property comprising the Property, as specified in the Deeds of Trust.

                    (c) Limitation on Relationship. This Agreement and the Loan Documents shall not be deemed or construed to create a partnership, tenancy in common, joint tenancy, joint venture, co-ownership or any other relationship aside from a debtor-creditor relationship between Borrower and Lender.

                    (d) Integration. This Agreement incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. To the extent of any inconsistency between the terms, conditions and provisions of this Agreement and the terms, conditions and provisions of any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.

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                    (e) Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    (f) Reversal of Payments. If Lender receives any payments or proceeds of collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be paid to a trustee, debtor-in-possession, receiver or any other party under any bankruptcy law, common law, equitable clause or otherwise, then, to such extent, the obligations or part thereof intended to be satisfied by such payments or proceeds shall be reserved and continue as if such payments or proceeds had not been received by Lender.

                    (g) Modification. This Agreement may not be amended, waived or modified in any manner without the written consent of the party against whom the amendment, waiver or modification is sought to be enforced.

(h) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its choice of law principles.

(i) Section Headings. The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

(j) Counterparts. This Agreement may be executed in any number of counterparts which, when taken together, shall constitute but one agreement.

                    (k) Construction of Agreement. This Agreement has been freely negotiated by the parties and the principle of construction against draftor shall have no application in the interpretation of this Agreement.

                    (l) Attorneys’ Fees. In the event any legal action is undertaken in order to enforce or interpret any provision of this Agreement, the prevailing party in such legal action, as determined by the court, shall be entitled to receive from the other party the prevailing party’s reasonable attorneys’ fees, expenses and court costs, including all such fees, expenses and costs incurred in any post-judgment proceedings to collect or enforce any judgment. This provision for the recovery of post-judgment fees, expenses and costs is separate and several and shall survive the merger of this Agreement, or any Loan Document into any judgment.

                    (m) Costs Associated with Preparation of Agreement. Subject to the provisions of Section 16 of the Amended and Restated Note, Borrower shall reimburse Lender for all reasonable costs and expenses incurred by Lender in connection with the review, preparation and negotiation of this Agreement, the Amended and Restated Note, the Amendment, the Warrants and all documents in connection therewith or ancillary thereto, including, without limitation, title charges and recording fees, said reimbursement to be effected promptly following Borrower’s receipt of an invoice from Lender.

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                    (n) Submission of Agreement. The submission of this Agreement to Borrower, its agents or attorneys for review or signature does not constitute a commitment by Lender to forbear from the exercise of its rights and remedies under the Loan Documents, and this Agreement shall have no binding force or effect until it is executed and delivered by the parties and all conditions to its effectiveness have been satisfied within the time period set forth herein.

                    (o) No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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          IN WITNESS WHEREOF, the parties hereto have executed this Loan Modification Agreement as of the date first set forth above.

“BORROWER”

Red Mountain Resources, Inc.,
a Florida corporation

By:	/s/ Alan W. Barksdale

Alan W. Barksdale
Chief Executive Officer

“LENDER”

/s/ Hyman Belzberg

Hyman Belzberg

/s/ William Belzberg

William Belzberg

Caddo Management, Inc.,
a Louisiana corporation

By:	/s/ Jeffrey Kallenberg

Jeffrey Kallenberg, President

RMS Advisors, Inc.,
a Delaware corporation

By:	/s/ Howard M. Appel

Howard M. Appel, President

Signature Page to Loan Modification Agreement

CONSENT OF GUARANTORS

The undersigned guarantors of the Loan pursuant to that certain agreement entitled “Guaranty of Agreement”, dated November 16, 2011 (the “Guaranty”), hereby acknowledge and agree to the terms of the Amended and Restated Note and this Loan Modification Agreement and by signature below ratify the continuing force and effectiveness of the Guaranty with respect to the Loan, as modified hereby. Further, each of the undersigned guarantors reaffirms its respective obligations under each and every of the Loan Documents to which said guarantors are signatories, including but not limited the Guaranty.

This Consent of Guarantors shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its choice of law principles.

IN WITNESS WHEREOF, the parties hereto have executed this Consent of Guarantors as of December 10, 2012.

Black Rock Capital, Inc.,
an Arkansas corporation

By:	/s/ Alan W. Barksdale

Alan W. Barksdale, President

RMR Operating LLC,
a Texas limited liability company

By:	/s/ Alan W. Barksdale

Alan W. Barksdale, President

Consent of Guarantors

ADDENDUM A

RELEASE BY BORROWER

          For and in consideration of the increase in the amount of the Loan and for other good and valuable consideration the receipt of which is hereby acknowledged as having been received from Lender, Borrower, for itself and for each and all of its successors, assigns, heirs or others claiming through or under it (the “Borrower Releasing Parties”), hereby releases, remises, acquits, and forever discharges Lender, and each and every one of its respective predecessors, successors, assigns, heirs, executors, administrators, trustors, trustees, beneficiaries, owners, stockholders, members, managers, agents, directors, officers, employees, attorneys, and representatives (all of whom are hereinafter referred to as the “Lender Released Parties”), of and from any and all manner of claims, demands, damages, losses, suits, debts, loans, advances, liens, contracts, agreements, promises, liabilities, interest, costs, expenses, action or actions, and cause or causes of action, of any nature whatsoever, known or unknown, fixed or contingent, in law or in equity, which the Borrower Releasing Parties have, or ever have had, against each, any, or all of the Lender Released Parties, by reason of any matter, cause, act, omission, or thing whatsoever, arising out of or in any way related to the Loan, the Loan Documents, and this Agreement, including but not limited to claims of lender liability, undue influence or duress.

          Borrower hereto represents and warrants it understands and expressly agrees this Release extends to all matters, happenings, events, occurrences and/or circumstances of every kind and nature, known or unknown, suspected or unsuspected, arising from or attributable to any of the Loan, the Loan Documents, and/or this Agreement, and that with respect to such claims, any and all rights granted to Borrower and Guarantors under the following legal principle are hereby expressly waived:

                    “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

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          IN WITNESS WHEREOF, the Borrower has executed this Release effective as of the date of the Agreement.

“BORROWER”

Red Mountain Resources, Inc.,
a Florida corporation

By:	/s/ Alan W. Barksdale

Alan W. Barksdale
Chief Executive Officer

The undersigned guarantors hereby agree to and join in the foregoing release.

Black Rock Capital, Inc.,
an Arkansas corporation

By:	/s/ Alan W. Barksdale

Alan W. Barksdale, President

RMR Operating LLC,
a Texas limited liability company

By:	/s/ Alan W. Barksdale

Alan W. Barksdale, President

EXHIBIT A

(List of Deeds of Trust and Other Collateral for the Loan)

LIST OF COLLATERAL

I. As to Black Rock Capital, Inc., 2,136,164 shares of Common Stock of Cross Border Resources, Inc., as evidenced by Certificate Number 1811, together with all and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of said Common Stock, and all additional shares of stock from time to time acquired by Debtor as a result of the ownership of the foregoing specific shares of Common Stock or in exchange for any or all of the foregoing, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off, and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds (and proceeds from such proceeds) from time to time received, receivable or otherwise distributed as a result of the ownership of such specific shares or in exchange for any or all of such specific shares; and all options and rights, whether as an addition to, in substitution of or in exchange for any of the foregoing shares.

II.

A. All of Black Rock Capital and Red Mountain Resources, Inc.’s (collectively, “Debtor”) right, title and interest now owned or hereafter acquired in the oil, gas and mineral leases and/or minerals, mineral interests and estates of every kind and character in and under the properties, leases and documents described in Exhibit A-1 attached hereto and made a part hereof, including but not limited to as-extracted collateral, royalties, overriding royalties, production payments, working interests, and all interest of Debtor in all other oil and gas mineral interests with which any of the aforementioned interests and estates of Debtor in the properties described in Exhibit A-1 are now or may hereafter be unitized, subject, however, to the restrictions, exceptions, conditions, limitations and other matters, if any, set forth in the specific descriptions of said properties and interests in Exhibit A-1.

B. All of Debtor’s right, title and interest in, to and under, or derived from, operating agreements, unitization agreements, pooling agreements and orders of regulatory agencies providing for pooling and unitization, whether now or hereafter made, and the units created thereby, which relate to any of the properties and interests described in Exhibit A-1, whether or not such agreements and orders be described in Exhibit A-1.

C. All of Debtor’s right, title and interest in, to and under, or derived from, oil, casinghead gas and gas sales, purchase, exchange and processing contracts and agreements and instruments, whether now in existence or hereafter made, which relate to any of the properties and interests described in Exhibit A-1, whether or not such contracts and agreements be described in Exhibit A-1.

D. Without limiting the foregoing, all of Debtor’s right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to the lands described or referred to in Exhibit A-1 and in and to oil and gas leases, overriding royalty interests, mineral interests, royalty interests and all other interests and property of every kind and character, including without limitation, as-extracted collateral, insofar as the same cover or relate to the lands described or referred to in Exhibit A-1, even though such rights, titles and interests be incorrectly or insufficiently described or referred to therein, or a description thereof be omitted from Exhibit A-1.

E. All of Debtor’s right, title and interest in and to all personal property, physical property, improvements, fixtures, easements, permits, licenses, servitudes and rights-of-way situated upon or used or held for use in connection with the exploration, development or operation of the foregoing properties and interests or the production, treating, storing, delivery, treatment, marketing, sale or other disposition or transportation of oil, gas and other hydrocarbons therefrom, including, but not by way of limitation, as-extracted collateral, casing, connections, tanks separators, lines, pumps, buildings, sheds, wells, trade fixtures, tools, machinery and other equipment, power lines, telephone and telegraph lines and other appurtenances, whether or not the same be described in Exhibit A-1.

F. All of Debtor’s right, title and interest in and to all Accounts (including without limitation contracts and contract rights), Inventory, General Intangibles, Payment Intangibles, As-Extracted Collateral (including without limitation a first priority lien against any and all present or future statutory lien rights and priorities of Debtor under Tex. Bus. & Com. Code § 9.343, as amended from time to time, or otherwise), and all Instruments (including promissory notes), Documents, Chattel Paper (including electronic chattel paper), Equipment, Letter of Credit Rights, Supporting Obligations, Deposit Accounts with Beneficiary and Proceeds (as such terms are defined in Article 9 of the Uniform Commercial Code as the same may be in force and effect from time to time and as hereinafter amended, revised or enacted (the “UCC”)) relating to or arising out of the production, sale, processing, storage, treatment, marketing, handling, transporting or other disposition of oil, gas and other hydrocarbons from time to time produced from any of the property described or referred to in Exhibit A-1, including without limitation, any and all contracts, contract rights, accounts, general intangibles, payment intangibles, letter of credit rights, supporting obligations, deposit accounts or any other rights to the payment of money or other monies due or to become due (of whatever type, nature, item or category) from Beneficiary to Debtor or any monetary or economic benefit or other value added, accrued, created or arising under, out of or pursuant to an ISDA Master Agreement, Hedge Agreement or other risk management or product or interest rate protection agreement, together with all schedules, annexes, exhibits and other attachments thereto, or any confirmations or other transactions entered into in connection with such ISDA Master Agreement, Hedge Agreement or other risk management or product or interest rate protection agreement, whether now existing or hereafter entered into by and between Debtor and Beneficiary, including any hedges, swaps or other derivative products transactions or confirmation entered into in connection therewith or pursuant thereto.

EXHIBIT A-1

SHAFTER LAKE:

Oil and Gas Leasehold in and to the South One-half (1/2) of Section Twenty-Two (22), Block A-46, Public School Lands, Andrews County, Texas, as to all rights from surface to 4,520 feet below the surface.

MARTIN:

University Lease 87279 by and between Bob Armstrong, Commissioner of General Land Office, State of Texas, Lessor, and Darrell Jackson, Lessee, dated February 3, 1982, recorded in Volume 470, Page 741, Deed Records of Andrews County, Texas, covering the North One-half (1/2) of Section Seven (7), Block Ten (10), University Lands Survey (ULS), Andrews County, Texas, as to all rights below 5,000 feet below the surface of the earth.

All right, title and interest of Black Rock Capital, Inc. and Red Mountain Resources, Inc. in and to the following:

OIL, GAS AND REAL PROPERTY INTERESTS IN THE FOLLOWING PROPERTIES, AS MORE PARTICULARLY DETAILED IN THE MORTGAGE, FOR WHICH BENEFICIARY’S PRIORITY SHALL BE AS FOLLOWS:

Villarreal:	2nd priority lien (Zapata County, TX)

Frost Bank:	2nd priority lien (Duval County, TX)

Resendez/La Duquesa:	2nd priority lien (Zapata County, TX)

Madera:	1st priority lien (Lea County, NM)

Pawnee:	1st priority lien (Lea County, NM)

Shafter Lake:	1st priority lien (Andrews County, TX)

Martin:	1st priority lien (Andrews County, TX)

Cowden:	1st priority lien (Ector County, TX)

EXHIBIT B

(Form of Amendment to the Deeds of Trust)

FIRST AMENDMENT TO LINE OF CREDIT MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT
(with Power of Sale)
(Texas and New Mexico)

This First Amendment to Line of Credit Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment (this “Amendment”) is executed as of December 10, 2012 (the “Effective Date”), by and between BLACK ROCK CAPITAL, INC., an Arkansas corporation, as mortgagor, trustor and debtor with an address of 2515 McKinney Avenue, Suite 900, Dallas, TX 75201 (“Trustor”), and HYMAN BELZBERG (“HB”), WILLIAM BELZBERG (“WB”), CADDO MANAGEMENT, INC., a Louisiana corporation (“CADDO”), and RMS ADVISORS, INC., a Delaware corporation, collectively as mortgagee, beneficiary and secured party, with a business address of 9665 Wilshire Blvd., Suite M-10, Beverly Hills, CA 90212 (“RMS” and collectively with HB, WB and CADDO, “Beneficiary”).

RECITALS:

A.

HB, WB and CADDO previously made a loan to Red Mountain Resources, Inc., a Florida corporation (“Borrower”), in the original principal amount of Four Million and No/100 Dollars ($4,000,000.00) (the “Original Loan”), which Original Loan was evidenced by that certain Senior Secured Promissory Note of Red Mountain Resources, Inc., dated November 16, 2011 (the “Original Note”), from Borrower to HB, WB and CADDO in the original principal amount of the Original Loan, which Original Note was secured by a first priority deed of trust dated November 16, 2011, made by Trustor for the benefit of HB, WB and CADDO (the “Deed of Trust”), covering Trustor’s interest in and to certain real property, mineral leases and other interests more particularly described on Exhibit A attached hereto (collectively, the “Mortgaged Property”) which Deed of Trust was recorded (i) December 16, 2011, as Document No. 2011-00017534, in the Official Public Records of Ector County, Texas, (ii) December 19, 2011, as Instrument No. 2011-2695, in the Office of the County Clerk for Duval County, Texas, (iii) December 19, 2011, in Volume 1018, Page 935 of the Official Public Records of Andrews County, Texas, (iv) December 16, 2011, as Instrument No. 2011-00163483 in the Office of the County Clerk for Zapata County, Texas, and (v) December 16, 2011, in Book 1757, Page 1, in the Office of the County Clerk for Lea County, New Mexico.

B.

On November 16, 2012, HB, WB and CADDO, on the one hand, and Borrower, on the other hand, entered into that certain Amendment No. 1 to Senior Secured Promissory Note of Red Mountain Resources, Inc., to extend the maturity date of the Original Note to February 14, 2013.

C.

Borrower has requested and Beneficiary has agreed to increase the amount of the Original Loan to the sum of Six Million and No/100 Dollars ($6,000,000.00) (the “Loan”), and accordingly, contemporaneously with the execution of this Amendment, (i) Borrower is executing and delivering to Beneficiary that certain Amended and Restated Senior Secured Promissory Note in the original principal amount of Six Million and No/100 Dollars ($6,000,000.00), and (ii) Borrower and Beneficiary are entering into that certain Loan Modification Agreement (the “Modification Agreement”), setting forth, among other things, certain of the terms and conditions governing the Loan.

D.	For purposes of this Amendment, each capitalized term used herein and which is not defined herein shall have the meaning assigned to such term in the Deed of Trust.

AGREEMENT:

For and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties hereto do hereby agree as follows:

1.	Amendment to the Deed of Trust.

                    (a)          The opening paragraph of the Deed of Trust is amended to provide that Beneficiary shall mean and include HB, WB, CADDO and RMS.

                    (b)          Section 1.1(a). Section 1.1(a) of the Deed of Trust shall be deleted in its entirety and replaced with the following:

                    “(a) The indebtedness evidenced by the following-described promissory note (the “Note”), the proceeds of which will benefit Trustor:

Amended and Restated Senior Secured Promissory Note of Red Mountain Resources, Inc., dated December 10, 2012, in the principal sum of $6,000,000.00, executed by Red Mountain Resources, Inc. (“Borrower”), the owner of 100% of the stock of Trustor.”

          2.     No Novation. This Amendment is not a novation nor is it to be construed as a release of any of the terms, conditions, representations, warranties, covenants, rights or remedies as set forth in the Deed of Trust, as amended by this Amendment and the Modification Agreement.

          3.     Counterparts. This Amendment may be executed in counterparts, and by different parties in separate counterparts, each of which shall be an original and all of which collectively shall constitute one and the same agreement.

          4.     Ratification. Except as amended by this Amendment, all of the other terms, covenants and conditions contained in the Deed of Trust shall continue to remain unchanged and in full force and effect and are hereby ratified and confirmed, and Trustor reaffirms its prior grant of the Mortgaged Property to Trustee for the benefit of Beneficiary in accordance with the Deed of Trust as amended hereby. If a conflict shall arise between the terms and provisions of this Amendment and the terms and provisions of the Deed of Trust, the terms and provisions of this Amendment shall govern.

[Remainder of page intentionally blank.
Signature page(s) follow.]

Executed to be effective as of the Effective Date.

TRUSTOR:

BLACK ROCK CAPITAL, INC., An Arkansas corporation

By:
Name:
Its:

STATE OF ______________	§
§
COUNTY OF _______________	§

Before me, a Notary Public, on this day personally appeared ______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of BLACK ROCK CAPITAL, INC., an Arkansas corporation, and that s/he executed the same on behalf of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

Given under my hand and seal of office this ____ day of December, 2012.

NOTARY PUBLIC IN AND FOR
THE STATE OF ______________
[SEAL]

Executed to be effective as of the Effective Date.

BENEFICIARY:

Hyman Belzberg

STATE OF ______________	§
§
COUNTY OF _______________	§

Before me, a Notary Public, on this day personally appeared Hyman Belzberg, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was his act and that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this ____ day of December, 2012.

NOTARY PUBLIC IN AND FOR
THE STATE OF ______________
[SEAL]

Executed to be effective as of the Effective Date.

BENEFICIARY:

William Belzberg

STATE OF ______________	§
§
COUNTY OF _______________	§

Before me, a Notary Public, on this day personally appeared William Belzberg, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was his act and that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this ____ day of December, 2012.

NOTARY PUBLIC IN AND FOR
THE STATE OF ______________
[SEAL]

Executed to be effective as of the Effective Date.

BENEFICIARY:

CADDO MANAGEMENT, INC., a Louisiana corporation

By:
Name:
Its:

STATE OF ______________	§
§
COUNTY OF _______________	§

Before me, a Notary Public, on this day personally appeared ______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of CADDO MANAGEMENT, INC., a Louisiana corporation, and that s/he executed the same on behalf of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

Given under my hand and seal of office this ____ day of December, 2012.

NOTARY PUBLIC IN AND FOR
THE STATE OF ______________
[SEAL]

Executed to be effective as of the Effective Date.

BENEFICIARY:

RMS ADVISORS, INC., a Delaware corporation

By:
Name:
Its:

STATE OF ______________	§
§
COUNTY OF _______________	§

Before me, a Notary Public, on this day personally appeared ______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of RMS ADVISORS, INC., a Delaware corporation, and that s/he executed the same on behalf of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

Given under my hand and seal of office this ____ day of December, 2012.

NOTARY PUBLIC IN AND FOR
THE STATE OF ______________
[SEAL]

This instrument is joined in and consented to by Borrower, who hereby assumes and agrees that it, as the owner of 100% of the stock of Trustor, shall cause Trustor to comply with the terms hereof, and agrees that the Beneficiary and Trustee shall have the right to proceed directly against Trustor for violations of this instrument.

BORROWER:

RED MOUNTAIN RESOURCES, INC., a Florida corporation

By:
Name:
Its:

STATE OF ______________	§
§
COUNTY OF _______________	§

Before me, a Notary Public, on this day personally appeared ______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of RED MOUNTAIN RESOURCES, INC., a Florida corporation, and that s/he executed the same on behalf of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

Given under my hand and seal of office this ____ day of December, 2012.

NOTARY PUBLIC IN AND FOR
THE STATE OF ______________
[SEAL]